Exhibit 99.2

New Data in MC4R Pathway Heterozygous (HET) Obesity and Next Steps March 2019

Forward-Looking Statements This presentation contains certain statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and that involve risks and uncertainties, including statements regarding Rhythm's expectations for 2019 and 2020, estimated addressable patient populations, anticipated timing for enrollment, design and completion of clinical trials, the timing for filing of an NDA, the release of results of clinical trials, and Rhythm’s strategy, prospects and plans. Statements using word such as "expect", "anticipate", "believe", "may", "will" and similar terms are also forward looking statements. Such statements are subject to numerous risks and uncertainties, including but not limited to, our ability to enroll patients in clinical trials, the outcome of clinical trials, the impact of competition, the ability to achieve or obtain necessary regulatory approvals, risks associated with data analysis and reporting, our expenses, and other risks as may be detailed from time to time in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other reports we file with the Securities and Exchange Commission. Except as required by law, we undertake no obligations to make any revisions to the forward-looking statements contained in this presentation or to update them to reflect events or circumstances occurring after the date of this presentation, whether as a result of new information, future developments or otherwise.

Executive Summary Stratifying MC4R pathway heterozygous (HET) patients into cohorts based on genetic variants and believed impact on pathway function Estimate >20,000 high-impact loss-of-function (LOF) HET patients in the United States Updated data shows greater, more consistent weight loss in HET patients with high-impact LOF variants All four high-impact LOF patients appear setmelanotide-responsive Nine patients in other LOF subgroups have more variable responses Ongoing focus: expanding pool of high-impact variants; identifying and enrolling HET patients in study Continuing to enroll HET patients in Phase 2 basket study through at least the remainder of 2019

Upstream XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX ALMS1 BBSx LEPR PCSK1 POMC LEPR deficiency Alström syndrome POMC deficiency Bardet-Biedl syndrome Heterozygous dysfunction MC4R pathway genes Activation MC4R MC4R Expressing Neuron Setmelanotide Rhythm Focus: Genetic Defects in the MC4R Pathway MSH Genetic targets identified for future investigation Other potentially relevant gene targets XXXX XXXX XXXX Genetic targets currently under investigation

Defining MC4R Pathway Heterozygosity



POMC
POMC
X
X
POMC
POMC
X
POMC
POMC

Genotype	Wildtype	Homozygote	Heterozygote
Definition	No genetic variant[1]	The same loss-of-function genetic variant present on both copies of a gene	One loss-of-function genetic variant present on one copy of a gene
Phenotype	No POMC deficiency obesity	e.g. POMC deficiency obesity[2]	e.g. POMC heterozygous obesity

[1]A genetic variant (mutation) is a difference in DNA sequences between an individual and the population; [2]Currently POMC, LEPR, BBS and AS deficiency obesity indications are being studied in pivotal trials

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Stratifying HET Patients Based on Genetic Variant: Significant Population INITIAL SUBGROUP FOCUS: Well-characterized, published high-impact variants, expected to be most responsive to setmelanotide Genetic Focus: Truncations (nonsense); frame shift; splice site variants; as well as well-characterized, high-confidence, published missense variants Clinical Focus: HET patients with severe, early-onset obesity and hyperphagia Goal: Achieve proof-of-concept to support design of pivotal trial ADDITIONAL SUBGROUPS: Other HET genetic variants: Uncharacterized missense variants Partial loss-of-function variants Newly discovered variants Less rare variants Composite HET (more than one variant in more than one gene) Goal: Better understand HET biology and enlarge potential patient pool Rhythm estimates >20,000 high-impact LOF patients in U.S.1 Patients with high-impact LOF variants HET patients with other genetic variants graph not drawn to scale 1Calculated based on the following assumptions: US pop 327 million; 1.7% has early onset, severe obesity; High impact HET allele frequency based on Rhythm genetic sequencing (Feb 2019) Rhythm’s Approach

Preliminary data – March 2019 Patient Total treatment duration1 (weeks) Baseline Weight (kg/(lbs)) Weight Loss (kg/(lbs)) Weight loss Change in Hunger Score (10 pt scale) Hunger score reduction 1 37 204 (451) 18.4 (40.5) 9.0% -9 90.0% 2 29 129 (284) 22.3 (49.0) 17.3% -5 71.4% 3 4 187 (412) 7.1 (15.6) 3.8% -4 40.0% All High-Impact LOF Patients Appear Setmelanotide-Responsive All patients ongoing: 1Total treatment duration including any titration period which can last 6-12 weeks. 2Too early in treatment to provide data, but initial weight and hunger score reductions were noted. Note: these are all new patients since last update. Fourth patient, still very early in dose titration, showing promising weight loss and hunger score decreases

High-Impact LOF Patients #1 & 2 22 yr old female Starting weight = 203.8 kg Starting BMI = 79.6 Starting hunger score (worst) = 10.0 pts1 40 yr old female2 Starting weight = 128.8 kg Starting BMI = 41.6 Starting hunger score (worst) = 7.0 pts Weight Change (kg) Worst Hunger Score 1.0 Weeks 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 -25 -20 -15 -10 -5 0 0 1 2 3 4 5 6 7 8 9 10 -18.4 kg (-9%) 1.0 mg 1.5 mg 2.0 mg 2.5 mg 0.5 mg 1.0 mg 1.5 mg 2.0 mg 2.5 mg2 1For some patients whose site uses paper based methods, hunger data lags in Rhythm’s systems. 2Patient 2 went on per protocol optional withdrawal period from Weeks 22-26. 2.0 0 1 2 3 4 5 6 7 8 9 10 Weeks 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 -25 -20 -15 -10 -5 0 -22.3 kg (-17.3%)

1Two of these patients were reported in June 2018. 2 Total treatment duration including any titration period, which can last 6-12 weeks. 3These three patients were reported in June 2018. AE = adverse event Four patients discontinued treatment: One patient due to lack of efficacy at 14 weeks3 Three patients with < 4 weeks of total therapy, so efficacy not able to be assessed: Two patients due to AE (tanning, muscle cramps)3 One patient withdrawn by site for patient non-compliance Five patients ongoing1: Patients in Other Subgroups Have More Variable Responses Patient Total treatment duration2 (weeks) Baseline Weight (kg/(lbs)) Weight Loss (kg/(lbs)) Weight loss Change in Hunger Score (10 pt scale) Hunger score reduction 1 74 150 (330) 12.1 (26.6) 8.0% -7 78.0% 2 66 147 (323) 7.5 (16.5) 5.1% -1 20.0% 3 20 118 (259) 15.0 (33.0) 12.8% -6 75.0% 4 16 106 (232) 7.2 (15.8) 6.9% -7 70.0% 5 7 150 (330) 4.6 (10.1) 3.0% NA NA

Safety profile for all 13 HET patients: Setmelanotide continues to be well-tolerated No serious adverse events (AEs) reported No new discontinuations due to AEs since those reported in June 2018 Overall safety profile remains consistent with previous updates Safety & Tolerability Data Consistent with Prior Experience

Meet Katy: HET Patient with Severe, Early-Onset Obesity & Hyperphagia “[My disease] causes extreme unrelenting hunger and excessive eating. As a child the fridge and food was controlled massively but nobody could understand that I was desperately hungry and just wanted to stop that feeling.” INFANCY: “Normal” weight at birth, but begins to rapidly gain weight at 9 weeks 4 years: Diagnosed with POMC Heterozygous Deficiency Obesity CHILDHOOD: Self-isolation and missed school days Asthmatic, increased pain and pressure on her knees make play and PE difficult ADOLESCENCE: Put on anti-depresseants Numbness and agonizing back pain Abnormal pubertal development 23 years: Sleep apnea; some cardiac issues; insulin resistance. Cracked and bleeding skin 23 years, 450 pounds 11 years, 231 pounds 3 years

Key Imperatives for Execution of HET Development Plan Screen and classify potential new and uncharacterized variants: Computational model for assessing variants Biochemical analysis of variants in POMC, PCSK1, LEPR Rhythm estimates thousands of potential new and uncategorized HET variants in MC4R pathway genes ADD TO POOL OF HIGH-IMPACT LOF VARIANTS CONTINUE AND EXPAND GENOTYPING EFFORTS Through GO-ID and other ongoing genotyping efforts, identify additional patients and new genetic variants tied to MC4R loss of function ENROLL ELIGIBLE PATIENTS IN BASKET STUDY Confirm proof-of-concept in high-impact LOF variants Explore impact of setmelanotide in other HET variants Inform regulatory strategy in HET obesity and design of pivotal studies

Updated interim data for HET obesity 3Q19 Topline data from both POMC and LEPR Phase 3 studies 4Q19-1Q20 Initial NDA submission filings for setmelanotide in POMC and LEPR 2H19 Complete pivotal enrollment in BBS and Alström Phase 3 study 2019 Update on ongoing efforts to increase patient identification 2019 Expand Phase 2 basket studies into additional MC4R pathway disorders 2020 Topline data from BBS and Alström Phase 3 study 2020 Additional data in HET obesity Rhythm Expects Significant Progress in 2019 and 2020

Conclusions Updated data shows promising and consistent weight loss in HET patients with high-impact LOF variants Rhythm believes there is a significant, distinct opportunity for setmelanotide in high-impact HET patients Rhythm is exploring the potential for opportunities among broader HET population Rhythm is progressing multiple efforts to expand pool of high-impact variants, and to identify and enroll additional HET patients in basket study 1 2 3 4 rhythm

1Penetrance: translation of a genetic variant to an obesity/hyperphagia phenotype, or symptomatology Preclinical Data: MC4R pathway heterozygous (+/-) mice show intermediate levels of obesity versus knockout and wild-type mice Clinical and Genetic Evidence: The HET population is larger and more complex than the homozygous population Individuals with heterozygous MC4R pathway variants have variable penetrance1 of obesity A comprehensive understanding of impact of variants on obesity limited by variant rarity Less rare HET variants are associated with obesity Published research includes numerous individual case histories of HET obesity patients with severe, early-onset obesity and hyperphagia Scientific Support for HET Contribution to Obesity

Composite HET: Multiple Impairments of the MC4R Pathway


POMC POMC
X X
POMC POMC
X
POMC POMC
X
POMC POMC
X
LEPR LEPR

	Wildtype	Homozygote	Heterozygote	Composite Heterozygote
Genotype	Wildtype	Homozygote	Heterozygote	**Composite Heterozygote**
Definition	No genetic variant	The same loss-of-function genetic variant present on both copies of a gene	One loss-of-function genetic variant present on one copy of a gene	**At least one loss-of-function genetic variant in each of two different genes**
Phenotype	No POMC deficiency obesity	e.g. POMC deficiency obesity*	e.g. POMC heterozygous obesity	**e.g. MC4R-pathway composite obesity**

- Strong genetic evidence that composite HET variants impact obesity[1]
- Potential setmelanotide-responsive subgroup of HET obesity from among other HET genetic variants

[1]Ayers, et al. JCEM 2018; 103: 2601–2612.

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